                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            VINEYARD NATIONAL BANCORP
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

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

                            VINEYARD NATIONAL BANCORP

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be Held Wednesday, October 17, 2001

        The Annual Meeting of the shareholders of Vineyard National Bancorp ("Bancorp") will be held on Wednesday, October 17, 2001 at 4:00 P.M. at Upland Hills Country Club, 1231 E. 16th Street, Upland, California 91784, to consider and act upon the following matters:

        1. To elect five (5) persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of shareholders and until their successors are elected and have qualified;

        2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP, as auditors and as independent accountants for the year ending December 31, 2001;

        3. To transact any other business as may properly come before the meeting and any adjournments of it.

        Shares represented by properly executed proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the instructions specified in the following statement. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of electing the named persons as directors and on other matters as recommended by the Board.

        The Board of Directors has fixed the close of business on September 7, 2001 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment of it.

        WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.

                                              By Order of the Board of Directors

                                              /s/ SARA F. AHERN

                                              Sara F. Ahern, Secretary

Rancho Cucamonga, California
September 20, 2001

                            VINEYARD NATIONAL BANCORP

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730


                                 Proxy Statement

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp ("Bancorp"), a California corporation, to be used in voting at the Annual Meeting of shareholders to be held at 4:00 P.M., Wednesday, October 17, 2001 at the Upland Hills Country Club, 1231 E. 16th Street, Upland, California 91784 or at any adjournment of such meeting.

Mailing

        It is anticipated that this Proxy Statement and Proxy will be mailed on or about September 20, 2001.

Shareholder Proposals

        Shareholder proposals for inclusion in this proxy statement for the Annual Meeting of shareholders in 2001 must have been received by the Bancorp no later than 5:00 P.M. on May 31, 2001.

        Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of shareholders in 2002 must be received by the Bancorp no later than 5:00 P.M. on November 30, 2001.

Revocability of Proxy

        A proxy for use at the meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and chooses to vote in person.

        Unless revoked, all shares represented by a properly executed proxy which is received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and in favor of ratifying the appointment of Vavrinek, Trine, Day & Co. LLP ("VTD") as auditors and independent accountants and if any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of management.

Persons Making the Solicitation

        THIS STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE BANCORP.

        The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp or its subsidiary, Vineyard Bank (the "Bank") may solicit proxies personally.

        The Bank is a California commercial bank that is supervised and regulated by the California Department of Financial Institutions (the "DFI") and the Federal Deposit Insurance Corporation ("FDIC"). In June 2001, the Bank filed applications with the DFI and the Office of the Comptroller of the Currency to convert from a national bank to a California commercial bank. In August 2001, the Bank received all of the necessary regulatory approvals, and on August 3, 2001, completed its conversion from a national bank to a California commercial bank. The Bank converted to a California commercial bank in order to allow the Bank increased flexibility, primarily in increased lending limits, to meet the financial needs of clients. The Bank's deposits are insured by the FDIC up to applicable limits.

Voting Securities and Principal Holders

        Only shareholders of record at the close of business on September 7, 2001 are entitled to receive notice of and to vote at the Annual Meeting of shareholders. There were 1,871,126 shares of the Bancorp's no par value common stock issued and outstanding on September 7, 2001, which was set as the record date for the purpose of determining the shareholders entitled to receive notice and to vote at the meeting.

        Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of common stock standing in his or her name on the books of the Bancorp as of September 7, 2001, on any matter submitted to the vote of the shareholders.

        However, in the election of directors, the shares are entitled to be voted cumulatively if a candidate's name has been properly placed in nomination prior to the voting and any shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The five (5) candidates receiving the most votes will be elected.

        Shareholder ratification of the selection of VTD as the Bancorp's independent auditors is not required. However, the Bancorp is submitting the selection of VTD to shareholders as a matter of good corporate practice. Ratification requires the affirmative vote of a majority of the shares present at the meeting, in person or by proxy.

        Abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) shall be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted as shares voted for the purpose of determining the outcome of the election of directors or the ratification of auditors.

        The enclosed proxy confers discretionary authority with respect to any other proposals that may be properly brought before the meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the proxies solicited hereby will be voted by the proxyholders in accordance with the recommendations of the board of directors.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS

        The following table sets forth the beneficial ownership of the Bancorp's common stock as of August 31, 2001 by each person known to the Bancorp to own 5% or more of the outstanding common stock, based on Schedules 13D and 13G filed with the Securities and Exchange Commission:

                                             Amount and nature        Options Exercisable      Underlying shares
                     Name and address          of beneficial           within 60 Days of         of convertible            Percent
Title of Class      of beneficial owner        ownership(3,4)              08/31/2001              Debenture             of class(3)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock        Frank S. Alvarez             111,865(1)                  5,000                   45,000                  8.4%
                    1080 West 22nd St.
                    Upland, CA  91786

Common Stock        Charles L. Keagle            105,620(2)                  5,000                                           5.9%
                    2533 Vista Drive
                    Upland, CA  91886

(1) Includes 107,625 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of Manual Alvarez and Lorenza E. Alvarez trust and 4,240 shares held jointly by Frank S. Alvarez and Encarnacion Alvarez.

(2) Includes 104,048 shares held jointly by Charles L. Keagle and Linda J. Keagle, 1,072 shares held for their children with Charles L. Keagle as custodian, under the California Uniform Gift to Minors act, and 500 shares held in an IRA account.

(3) Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares.) In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the share (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of the acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at August 31, 2001. The number of shares outstanding at August 31, 2001 was 1,871,126.

(4) Number of shares included in this column does not include options exercisable within 60 days of August 31, 2001 or underlying shares of Convertible Debentures.

BENEFICIAL OWNERSHIP OF MANAGEMENT

        The table below shows by current directors, executive officers, and all directors and executive officers as a group the shares of common stock beneficially owned as of August 31, 2001.

                        SECURITY OWNERSHIP OF MANAGEMENT

                                             Amount and nature        Options Exercisable      Underlying shares
                          Name of              of beneficial           within 60 Days of         of Convertible            Percent
Title of Class      beneficial owner(1)        ownership(2,3)              08/31/2001              Debenture             of class(2)
------------------------------------------------------------------------------------------------------------------------------------

Common Stock        Frank S. Alvarez              111,865                    5,000                   45,000                  8.4%
Common Stock        Charles L. Keagle             105,620                    5,000                                           5.9%
Common Stock        Norman Morales                  1,500                   40,000                                           2.2%
Common Stock        Joel Ravitz                    47,482                    5,000                   10,000                  3.3%
Common Stock        Lester Stroh                   60,750                    5,000                                           3.5%
Common Stock        Sara F. Ahern                       1                    4,333                                             *
Common Stock        Richard S. Hagan                  500                        0                                             *

Common Stock        Directors and executive       327,718                   64,333                   55,000                 22.5%
                    Officers of the Bancorp
                    as a group

*   Indicates less than 1%.

(1) The business address for each of these individuals is 9590 Foothill Blvd., Rancho Cucamonga, CA 91730.

(2) Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares.) In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the share (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of the acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at August 31, 2001. The number of shares outstanding at August 31, 2001 was 1,871,826.

(3) Number of shares included in this column does not include options exercisable within 60 days of August 31, 2001 or the underlying shares of the Convertible Debenture.

                        PROPOSAL 1. ELECTION OF DIRECTORS

        The Board of Directors has set the number of directors of the Bancorp at five (5) which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified.

        None of the directors, the nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Bancorp acting within their capacities as such. There are no family relationships among directors or executive officers of the Bancorp. As of the date hereof, no directors of the Bancorp are directors or trustees of a company which has a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. None of the directors, nominees for director, executive officers, affiliates, or shareholders owning five percent or more of the Bancorp's common stock, nor any associates of any of the foregoing, is a party to any legal proceeding or claim that is adverse to the Bancorp or the Bank.

        Each of the nominees named herein has consented to be named in this proxy statement and has consented to serve as a director if elected. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. Management has no reason to believe that any of the nominees will be unavailable. The following table sets forth certain information with respect to those persons who are nominees for election as directors.

----------------------------------------------------------------------------------------------
                                   PRINCIPAL OCCUPATION OR POSITIONS                   BANCORP
NAME                                    AND OTHER DIRECTORSHIPS                       DIRECTOR
                                                                                        SINCE
----------------------------------------------------------------------------------------------
Frank S. Alvarez,    Mr.  Alvarez  is  a  retired  Certified  Public  Accountant,       1988
age 66               formerly  with Bowen  McBeth,  Inc.  He is also on the Board of  Directors  of Casa  Colina  Rehabilitation  Hospital  in
                     Pomona,  California.  He has  been a  Director  of the  Bank since 1981. On January 26, 2000 Mr.  Alvarez  became the new
                     Chairman of the Board of the  Bancorp.  He has been a member of the Bancorp's  Board of Directors  since its inception in
                     1988.


Charles L.           Mr. Keagle is founding owner,  Chairman,  and CEO of The C &       1998
Keagle, age 61       C  Organization,  a position  he has held for more than five years.  C & C operates  restaurants  in southern  California known as The Cask 'n  Cleaver,  El Gato Gordo and  Charley's
                     Grill.  Mr.  Keagle was an original  founding  organizer and
                     Director of the Bank. In addition to his  community  service involvement,  he is a member  of the Board of  Directors  of
                     The  California  Restaurant   Association,   The  California
                     Avocado  Commission  and The Advisory Board for the Cal Poly
                     Pomona  School  of  Hotel  and  Restaurant  Management.  Mr.
                     Keagle  left the  Board in 1994 and  returned  as a  Bancorp
                     Director in 1998.


Norman Morales,      Mr.  Morales  has been  employed by the Bancorp and the Bank       2000
age 40               as the Chief  Executive  Officer and President since October
                     1, 2000. Mr. Morales previously served as Executive Vice
                     President/ Chief Operating Officer and Chief Credit Officer
                     of Cedars Bank, Los Angeles, California from February 1999 through September 2000. His previous executive experience
                     includes serving as Executive Vice President and Chief
                     Financial Officer for Hawthorne Savings, F.S.B., in El
                     Segundo, California from January 1995 through January 1999.
                     He served as Executive Vice President/ Chief Financial
                     Officer and Chief Administrative Officer of Southern
                     California Bank in La Mirada, California from July 1987
                     through January 1995. He has been a Director of the Bank
                     and the Bancorp since October, 2000.

----------------------------------------------------------------------------------------------
                                   PRINCIPAL OCCUPATION OR POSITIONS                   BANCORP
NAME                                    AND OTHER DIRECTORSHIPS                       DIRECTOR
                                                                                        SINCE
----------------------------------------------------------------------------------------------
Joel H. Ravitz,       Mr.  Ravitz,  is  Chairman  of the Board and CEO of               1988
age 56                Quincy  Cass  Associates,   Inc.,  a  Los  Angeles  based
                      securities broker dealer and a member of National
                      Association of Securities Dealers. He has held this
                      position for more than five years. He is a past President
                      and Director of Therapeutic Living Centers for the Blind,
                      a non-profit corporation, and a member of Town Hall of
                      California and the Bond Club of Los Angeles. He has been a
                      Bank Director since 1983 and a Bancorp Director since its
                      inception in 1988.

Lester Stroh,         Dr. Stroh was Chairman of the Board of the Bancorp  until         1988
age 83                he resigned as Chairman,  effective  January 26, 2000. He
                      is a licensed physician and retired Chairman of the
                      Department of Allergy at Southern California Permanente
                      Medical Group, Kaiser Foundation Hospital, Fontana,
                      California. He has been a Bank Director since 1981 and a
                      Bancorp Director since its inception in 1988.

          Identification and Business Experience of Executive Officers
                          of the Bancorp and the Bank
                            (as of August 31, 2001)

        1. Norman Morales, age 40, is President and Chief Executive Officer of the Bancorp and the Bank. Mr. Morales previously served as Executive Vice President/ Chief Operating Officer and Chief Credit Officer of Cedars Bank, Los Angeles, California from February 1999 through September 2000. His previous executive experience includes serving as Executive Vice President and Chief Financial Officer for Hawthorne Savings, F.S.B., in El Segundo, California from January 1995 through January 1999. He was Executive Vice President/ Chief Financial Officer and Chief Administrative Officer of Southern California Bank in La Mirada, California from July 1987 through January 1995.

        2. Sara F. Ahern, age 46, is the Executive Vice President and Chief Financial Officer of the Bancorp and the Bank. She has held these positions since November 2000. Ms. Ahern is also the Corporate Secretary of the Bancorp. Previously she served as Executive Vice President and Cashier of the Bank since January 1994. Ms. Ahern joined the Bank in June 1993 as Vice President/Director of Operations.

        3. Richard S. Hagan, age 50, is the Executive Vice President and Chief Credit Officer of the Bank. Mr. Hagan joined the Bank in December 2000 and has served in this position since February 2001. Mr. Hagan previously served as Credit Administrator of Manufacturers Bank in Los Angeles for three years. Additionally, he served as Senior Credit Administrator of Southern California Bank from 1993 to 1997. Mr. Hagan has had 25 years of community-based banking experience. He has held various management positions throughout his career.

        All of the above officers hold office at the pleasure of the Board of Directors.

Certain Transactions

        Some of the directors and executive officers of the Bancorp and its subsidiary, the Bank, and the companies with which the directors and executive officers are associated were customers of, and had banking transactions with, the Bank during 2000. Such transactions were in the ordinary course of business and the Bank expects to have similar banking transactions in the future. All the loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, did not involve more than a normal risk of collectibility or present other unfavorable features.

Committees of the Board of Directors

        The Bancorp maintains a standing Audit Committee. Members of the Committee are Charles Keagle, Frank Alvarez, Joel Ravitz, and Lester Stroh all of whom are independent directors. The Audit Committee held four meetings during the last fiscal year. The purpose of the Committee is to provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.

The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee management activities related to internal control, accounting and financial reporting policies, and auditing practices; to review the independence of the outside auditors and the objectivity of internal auditors; to review the adequacy and reliability of disclosures to stockholders; and to perform other functions as deemed appropriate.

        The Bancorp does not have a nominating committee or a compensation committee of the Board of Directors.

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Bancorp filings under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

        Audit Committee Report

        The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for the year 2000. The members of the Committee named below are "independent" directors as defined by rules of the NASD. The purposes and responsibilities of the Committee are elaborated in the Committee Charter, which was adopted by the Board of Directors on May 21, 2001 and is included in this proxy statement as Exhibit A.

        Pursuant to the charter, the Audit Committee has the following responsibilities:

        - To review the audited financial statements of the company and to discuss with management and the independent auditor the quality of the Company's accounting principles as applied to its financial reporting;

        - To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

        - To review the general scope of the annual audit and the fees charged by the independent auditors.

        Management of the Bancorp has primary responsibility for the financial statements and the overall reporting process, including the Bancorp's system of internal controls. The independent auditors are responsible for performing an independent audit of the Bancorp's consolidated financial statements in accordance with auditing standards generally accepted. This audit serves as a basis for the auditor's opinion in the annual report to stockholders addressing whether the financial statements fairly present the Bancorp's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

        In reviewing the independence of the Bancorp's outside auditors, the Committee has received from the independent auditors the written disclosures and regarding all relationships between the Bancorp and the auditors that bear on the auditor's independence consistent with Independence Standards Board Standard No l. As part of this review, the Committee considered any relationships that may impact on the firm's objectivity and independence and was satisfied as to the auditors independence.

        In fulfilling its responsibilities relating to the Bancorp's internal control, accounting and financial reporting policies and auditing practices, the Committee has reviewed and discussed with management and VTD the Bancorp's audited financial statements for 2000. In connection with this the Committee has discussed with VTD its judgments about the quality, in addition to the acceptability, of the Bancorp's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussion, the Committee recommended to the Board of Directors that the audited financial statements be included in the Bancorp's Annual Report on SEC Form 10-K for the year ended December 31, 2000, as amended, for filing with the Securities and Exchange Commission.

Respectfully Submitted,

The Audit Committee

Charles Keagle
Frank S. Alvarez
Joel Ravitz
Lester Stroh

Meetings of the Board of Directors.

        The total number of meetings of the Board of Directors of the Bancorp, including regularly scheduled and special meetings during the last full fiscal year, was 12. In addition, the Board of Directors of the Bank had 12 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than seventy-five percent (75%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which that director served.

Compensation of Directors

        Directors of the Bancorp currently are paid $2,000 per month flat fee for their personal attendance at meetings of the Board of Directors of the Bancorp. The Chairman of the Board of Directors of the Bancorp and Chairman Emeritus are currently being paid an additional $500 and $250, respectively, for their personal attendance at any meeting of the Board of Directors of the Bancorp. The Directors who serve on the Audit Committee of the Bancorp, Asset and Liability Committee of the Bank and/or Loan Committee of the Bank are currently being paid $750 per month flat fee for their personal attendance at meetings of such committees.

                          EXECUTIVE COMPENSATION TABLE

        The following table sets forth certain summary compensation information for each individual who served as the Bancorp's Chief Executive Officer during the year ended December 31, 2000 and for each of the executive officers of the Bank in 2000.

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term
                                                                           Compensation
                                          Annual Compensation         ---------------------
Name and principal                       --------------------         Securities underlying          All other
position                      Year       Salary         Bonus            options/SARs (#)          compensation
---------------------------------------------------------------------------------------------------------------
Norman A. Morales(1)          2000      $ 56,250                              80,000
President and                   --
Chief Executive Officer         --

Steven R. Sensenbach(2)       2000      $ 76,859            --                                       $204,600
President and                 1999      $200,000      $ 89,465
Chief Executive Officer       1998      $200,000      $ 74,815

Robert J. Schoeffler(3)       2000      $119,250      $ 10,000                 8,000
Executive Vice President      1999      $ 80,000      $  2,125                     0
                              1998      $ 81,107      $    904                 5,000

Sara F. Ahern                 2000      $ 86,030      $ 10,000                 8,000
Executive Vice President      1999      $ 75,000      $  2,008                     0
                              1998      $ 70,000      $    717                 5,000

(1) Mr. Morales was employed by the Bancorp and the Bank effective as of October 1, 2000.

(2) Mr. Sensenbach's employment with the Bancorp was terminated effective as of March 31, 2000.

(3) Mr. Schoeffler served as Executive Vice President/Senior Credit Administrator and as Acting Chief Executive Officer during 2000. Mr. Schoeffler's employment was terminated effective April 2, 2001.

Stock Option Plan

        The 1997 Incentive Stock Option Plan is the current plan in effect for the Bancorp.

        In 1981, an incentive stock option plan for certain officers and key employees was approved by shareholders at prices not less than 100% of the fair market value of such stock at the date of grant. The 1981 Plan expired in 1987 and no further options may be granted under that plan.

        A subsequent incentive stock option plan was approved by shareholders in 1987 in which the remaining ungranted shares from the 1981 Plan were added to the shares of the 1987 Plan. The 1987 Plan provided that options of the Bancorp's unissued common stock were to be granted to officers and key employees at prices not less than 100% of the fair market value of such shares at dates of grant.

        In 1996, the shareholders voted to extend the 1987 Plan another ten years. Then in 1997, the shareholders decided to terminate the 1987 Plan. As a result, no further grants can be made under this plan. Although no more options can be granted under this plan, the options granted under it will remain outstanding until they are exercised or canceled pursuant to their terms.

        In 1997, the shareholders approved the 1997 Incentive Stock Option Plan currently in effect. The 1997 Plan made Directors eligible to participate in the 1997 Plan as well as officers and certain key employees. In addition, the 1997 Plan authorized the issuance of 200,000 shares to be combined with 53,316 shares which remained from the 1987 Plan for a total of 253,316 shares.

        Option prices are to be determined at the fair market value of such shares on the date of grant, and options are exercisable in such installments as determined by the Board of Directors. Each option shall expire no later than ten years from the grant date or as the Stock Option Committee or Board of Directors may determine.

        The following tables summarize, for the year ended December 31, 2000, option grants under the Bancorp's 1997 Incentive Stock Option Plan and option exercises by the executive officers named in the Summary Compensation Table, and the value of the options held by them as of December 31, 2000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                     Potential realizable value
                                                                                      at assumed annual rates
                                                                                    of stock price appreciation
                                Individual Grants                                         for option term
---------------------------------------------------------------------------------------------------------------
                                             Percent of
                             Number of          total
                             securities     options/SARs   Exercise
                             underlying      granted to     or base
                            options/SARs    employees in     price     Expiration
Name                         granted (#)     fiscal year   ($/Share)   Date             5%(*)        10%(*)
---------------------------------------------------------------------------------------------------------------
Norman A. Morales              80,000          49.54%        $4.00      11/13/07      $130,272      $303,589
Steven R. Sensenbach(1)         5,000           3.10%        $5.00      11/13/07      $      0      $      0
Robert J. Schoeffler(2)         5,000           3.10%        $5.00      11/13/07      $      0      $      0
Robert J. Schoeffler            3,000           1.86%        $4.00      11/13/07      $  4,885      $ 11,385
Sara F. Ahern(2)                5,000           3.10%        $5.00      11/13/07      $      0      $      0
Sara F. Ahern                   3,000           1.86%        $4.00      11/13/07      $  4,885      $ 11,385

* The dollar amounts presented are based on assumed 5% and 10% annual rates of appreciation set by the SEC. These amounts should not be viewed as, and are not intended to be a forecast of possible future appreciation, if any, in the Bancorp's stock price.

(1) These options were cancelled under the terms of the 1997 Stock Option Plan

(2) These options were cancelled on September 27, 2000.

                        FISCAL YEAR-END OPTION/SAR VALUES

                               Number of securities
                              underlying unexercised             Value (*) of unexercised
                              options/SARs at fiscal            in-the-money (*) options/
                             year-end (#) (in shares)          SARs at fiscal year-end ($)
                          -----------------------------       -----------------------------
Name                      Exercisable  /  Unexercisable       Exercisable  /  Unexercisable
-------------------------------------------------------------------------------------------
Norman A. Morales            20,000           60,000              $  0              $0
Steven R. Sensenbach              0                0              $  0              $0
Robert J. Schoeffler          1,440            3,000              $255              $0
Sara F. Ahern                     0            3,000              $  0              $0

* The "value" of unexercised options means the difference between the option exercise price and the market value of the underlying shares based on $3.0938, the closing price for the Bancorp's common stock on December 31, 2000.

Salary and Bonus Compensation

        The Bancorp pays cash salaries to its executive officers that are competitive with salaries paid to executives of other companies in the financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to the Bancorp. In determining competitive salary levels, the Bancorp obtains information regarding executive salary levels for other companies in the banking and financial services industry in California.

        The base salary of the Chief Executive Officer was determined primarily on the terms of his Employment Agreement dated as of September 30, 2000.

Employment contract and termination of employment and change-in-control arrangements

        The Bancorp has an employment agreement with Mr. Morales. The expiration date of this contract is September 30, 2001. The Board of Directors has voted to extend Mr. Morales' contract for a one year term subject to negotiation of a mutually acceptable amendment with Mr. Morales. Mr. Morales' annual salary is $225,000. At any time during the term of Mr. Morales' employment agreement, the Board of Directors may terminate his employment with or without cause. If the termination is without cause, then Mr. Morales is entitled to severance pay equal to six month's salary. In the event that the employment agreement is terminated by a merger or sale or transfer of the Bank's and Bancorp's assets during the term of the agreement, then Mr. Morales is entitled to one year's salary.

Other Benefits

        Deferred Compensation - The Bancorp maintains a non-qualified deferred compensation plan for certain key management personnel whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The Bancorp may make matching contributions of 25% of titled officers' deferrals, 50% for senior officers', and 100% of executive officer's deferrals up to a maximum of 5% (10% for executive officers) of before-tax compensation. The Bancorp's contribution, in the aggregate, for all participants shall not exceed 4% of compensation of all Bancorp employees. Each participant contributes a minimum of $1,000 annually to the plan.

        Defined Contribution Plan -- The Bank has a qualified defined contribution (401(k) Retirement Savings Plan) for all eligible employees. Employees may contribute from 1% to 15% of their compensation with a maximum of $10,500 annually. The Bank's contribution to the plan is based upon an amount equal to 50% of each participant's eligible contribution for the plan year not to exceed 3% of the employee's compensation.

        Director Retirement Plan-- The Bancorp has made available to eligible directors a Director Retirement Plan, which provides benefits to directors upon their retirement based on years of service to the Bancorp. The annual benefits payable to a retired director under the Directors Retirement Plan equals the retired director's Deferred Fees during the 12-month period preceding the date of the director's retirement ($1,000 per month) multiplied by two for those retired directors who provided at least one through four years of service to the Bancorp. Retired directors who provided at least four and up to nine years of service to the Bancorp will receive three times their Deferred Fees. Retired directors who provided at least ten and up to fourteen years of service to the Bancorp will receive four times their Deferred Fees. Retired directors who provided at least fifteen years of service to the Bancorp will receive five times their Deferred Fees. All benefits received under the plan are paid in equal monthly installments of $1,000 per month.

        This Director Retirement Plan was available for each year to directors who served the Bancorp between January 1, 1998 and December 31, 2000. There are currently three former directors who are receiving benefits under this plan.

Compensation Committee Interlocks and Insider Participation

        The Board of Directors did not maintain a Compensation Committee during 2000. No executive officer or employee participated in the deliberations of the Board of Directors concerning executive officer compensation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Bancorp's directors and certain of its officers and persons who own more than 10 percent of the Bancorp's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and persons who own more than 10 percent of the Bancorp's equity securities are required by SEC regulations to furnish the Bancorp with copies of all Section 16(a) forms they file.

        Based on the Bancorp's review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required for those persons, the Bancorp believes that during the year ended December 31, 2000 no forms were filed late.

                                 PROPOSAL NO. 2
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

GENERAL

        The Board of Directors has appointed VTD as its independent auditors for the year ending December 31, 2001. The Audit Committee recommended to the Board, and the Board of Directors unanimously approved, the appointment of VTD. VTD, who performed audit services for the Bancorp in 2000, has served as the Bancorp's accountants since 1988. VTD performed all of its services in 2000 at customary rates and terms.

AUDIT FEES

        The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees that the Bancorp incurred for professional services rendered for the audit of its annual financial statements for fiscal year 2000.

ALL OTHER FEES

        All other fees include the aggregate fees billed for services rendered by VTD, other than those services covered above.

                                                              DECEMBER 31, 2000
Audit Fees (Financial)......................................       $41,620
Other Fees..................................................       $81,360

        The audit committee of the Board considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of VTD.

        Representatives of VTD will be present at the annual meeting, will be available to respond to your appropriate questions and will be able to make such statements as they desire.

        If you do not ratify the selection of independent accountants, the audit committee and the Board will reconsider the appointment. However, even if you ratify the selection, the Board may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of the Bancorp and its shareholders.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 2.

                            PROPOSALS OF STOCKHOLDERS

        Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and the Bancorp, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal to the Bancorp.

                                  ANNUAL REPORT

        The Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 accompanies this proxy statement. The Annual Report on Form 10-K contains consolidated financial statements of the Bancorp and its subsidiaries, including the Bank, and the report thereon of VTD, the Bancorp's independent auditors.

Other Matters

        The Board of Directors knows of no other matters to be presented to the meeting other than those set forth above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated:         9/12/01                      Vineyard National Bancorp
       -----------------------



                                            /s/  SARA F. AHERN
                                            -----------------------------------
                                            Sara F. Ahern, Secretary


                                    IMPORTANT

        EVEN THOUGH YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS URGENTLY REQUESTED THAT WHETHER YOUR SHAREHOLDINGS ARE LARGE OR SMALL, YOU PROMPTLY FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THIS WILL SAVE THE BANCORP THE EXPENSE OF FOLLOW-UP NOTICES.

                                   EXHIBIT "A"

                            VINEYARD NATIONAL BANCORP
                                  VINEYARD BANK

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee of the board of directors ("Board") of Vineyard National Bancorp ("Company") and Vineyard ("Bank") to be known as the audit committee ("Committee").

PURPOSE

The Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee management activities related to internal control, accounting and financial reporting policies, and auditing practices; to review the independence of the outside auditors and the objectivity of internal auditors; to review the adequacy and reliability of disclosures to stockholders; and to perform other functions as deemed appropriate.

MEMBERSHIP

The Committee will be comprised of at least three directors who are independent of the management of the corporation. The Board of Directors appoints committee members. Each member shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

The Committee provides a vehicle for communication between the directors and the outside auditors, the internal auditors and financial management, and establishes a forum for an open exchange of views and information. The outside auditors are ultimately accountable to the Board and the Committee. The Committee is responsible for reporting its activities to the Board. The Committee recognizes that management, the internal auditors, and the outside auditors have more time, knowledge, and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements, internal controls, or any professional certification as to the outside auditors' work.

In discharging its oversight responsibilities, the Committee is authorized to retain legal, accounting, or other consultants at its discretion and at the Company's expense without prior permission of the Board or management.

In carrying out these responsibilities, the audit committee will:

        -   Meet at least four times annually.

        - Review and update this Charter periodically, at least annually, as conditions dictate.

        - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

        - Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

        - Review with the independent auditors, the Company's internal auditor or risk assessment personnel, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to the code of conduct.

        - Review the internal audit function of the corporation including the independence and authority of its reporting obligation the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

        - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

        - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

        - Review accounting and financial human resources and succession planning within the company.

        - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the Board.

        - Determine that appropriate actions have been taken to resolve matters reported to the Committee that in the Committee's judgment could materially jeopardize the Company's financial condition, such as unacceptable control conditions, deviations from policy, high uninsured risks, non-compliance with federal and state laws, and legal actions.

                        VINEYARD NATIONAL BANCORP PROXY
                9590 Foothill Blvd., Rancho Cucamonga, CA 91730

     THIS PROXY IS SOLICITED ON BEHALF OF THE BANCORP'S BOARD OF DIRECTORS.

     The undersigned appoints Frank S. Alvarez and Charles L. Keagle, or either of them, as proxies with full power of substitution, to vote and act with respect to all shares of Vineyard National Bancorp held of record September 7, 2001, at the Annual Meeting of the shareholders on October 17, 2001 or any adjournment, including all powers the undersigned would possess if personally present, as follows:

1. To elect as a group the five (5) persons nominated to the Board of Directors to serve until the next annual meeting of shareholders as proposed by management in the Proxy Statement OR if you choose to withhold or not grant authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or withhold authority to vote for the individual nominee.

     [ ] Authorize to vote for the          [ ] Withhold authority to vote for
         nominees as a group                    the nominees as a group

2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as auditors and as independent accountants for the year ending December 31, 2001.

     [ ] FOR     [ ] AGAINST


     Authorize to vote            Withhold authority to
     for this nominee             vote for this nominee

            [ ]                          [ ]                  Frank S. Alvarez

            [ ]                          [ ]                  Charles L. Keagle

            [ ]                          [ ]                  Norman A. Morales

            [ ]                          [ ]                  Joel H. Ravitz

            [ ]                          [ ]                  Lester Stroh M.D.


        PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE
                           PREPAID ENVELOPE PROVIDED.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for the five (5) nominees for the Board of Directors and for the ratification of the appointment of the accounting firm.

     If any other business is presented at the meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

     When signing as an attorney in fact, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When shares are held by joint tenants, both should sign.


Date:                          , 2001   ----------------------------------------
     --------------------------         (Signature of Shareholder)

Number of Shares:                       ----------------------------------------
                 --------------------   (Please print name)

                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        ----------------------------------------
                                        (Please print name)

I (We) ______________ plan to attend the Annual Meeting of the Shareholders.
          (number)

                            IMPORTANT - PLEASE SIGN